1290 FUNDS – 1290 RETIREMENT 2050 FUND – CLASS I SHARES

SUPPLEMENT DATED OCTOBER 27, 2017 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2017

This Supplement updates certain information contained in the Summary Prospectus of 1290 Retirement 2050 Fund (“Fund”), a series of the 1290 Funds (“Trust”), dated March 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information relating to changes to the minimum initial investment amounts for certain purchasers of Class I shares of the Fund.

Effective January 1, 2018, the table contained in the section of the Summary Prospectus entitled “Purchase and Redemption of Fund Shares” is deleted in its entirety and replaced with the following:

I Class
Minimum Initial Investment

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

Minimum Additional Investment	No subsequent minimum